SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2004

                                      CWT

                                  (Depositor)

   (Issuer in respect of Countrywide Alternative Loan Trust 2004-22CB, Series

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      CWT
                  Countrywide Alternative Loan Trust 2004-22CB
                                Series 2004-22CB

On September 25, 2004, The Bank of New York, as Trustee for CWT, Countrywide Alternative Loan Trust 2004-22CB Series 2004-22CB, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of August 1, 2004, among CWT as Depositor, Countrywide Home Loans Servicing LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CWT, Countrywide Alternative Loan Trust 2004-22CB Series 2004-22CB relating to the distribution date of September 25, 2004 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of August 1, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2004


                                      CWT


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2004


                             Payment Date: 09/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
         Countrywide Alternative Loan Trust 2004-22CB, Series 2004-22CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       901,156,800.00    6.000000%     5,285,902.67  4,505,784.00    9,791,686.67       0.00       0.00
                        2A1       235,830,800.00    6.250000%     2,264,539.22  1,228,285.42    3,492,824.64       0.00       0.00
                        PO          1,819,024.79    0.000000%         8,437.84          0.00        8,437.84       0.00       0.00
Residual                AR                100.00    0.000000%           100.00          0.50          100.50       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          28,244,000.00    6.051788%        23,379.40    142,438.91      165,818.31       0.00       0.00
                        B1         13,221,000.00    6.051788%        10,943.89     66,675.57       77,619.45       0.00       0.00
                        B2          6,611,000.00    6.051788%         5,472.36     33,340.31       38,812.66       0.00       0.00
                        B3          6,610,000.00    6.051788%         5,471.53     33,335.26       38,806.79       0.00       0.00
                        B4          4,808,000.00    6.051788%         3,979.90     24,247.50       28,227.39       0.00       0.00
                        B5          3,606,208.25    6.051788%         2,985.09     18,186.67       21,171.77       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        1,201,906,933.04     -            7,611,211.90  6,052,294.13   13,663,506.03     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       895,870,897.33              0.00
                                2A1       233,566,260.78              0.00
                                PO          1,810,586.95              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          28,220,620.60              0.00
                                B1         13,210,056.11              0.00
                                B2          6,605,527.64              0.00
                                B3          6,604,528.47              0.00
                                B4          4,804,020.10              0.00
                                B5          3,603,223.16              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        1,194,295,721.14   -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
         Countrywide Alternative Loan Trust 2004-22CB, Series 2004-22CB
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   901,156,800.00     6.000000% 12667FRY3     5.865686      5.000000    994.134314
                           2A1   235,830,800.00     6.250000% 12667FRZ0     9.602390      5.208333    990.397610
                           PO      1,819,024.79     0.000000% 12667FSA4     4.638660      0.000000    995.361340
Residual                   AR            100.00     0.000000% 12667FSB2   1,000.000000    5.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      28,244,000.00     6.051788% 12667FSC0     0.827765      5.043156    999.172235
                           B1     13,221,000.00     6.051788% 12667FSD8     0.827765      5.043156    999.172235
                           B2      6,611,000.00     6.051788% 12667FSE6     0.827765      5.043156    999.172235
                           B3      6,610,000.00     6.051788% 12667FRV9     0.827765      5.043156    999.172235
                           B4      4,808,000.00     6.051788% 12667FRW7     0.827765      5.043156    999.172235
                           B5      3,606,208.25     6.051788% 12667FRX5     0.827765      5.043156    999.172235
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     1,201,906,933.04       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
         Countrywide Alternative Loan Trust 2004-22CB, Series 2004-22CB
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       947,640,996.26   246,654,724.88 1,194,295,721.14
Loan count                   5725             1501             7226
Avg loan rate           6.452516%        6.813452%             6.53
Prepay amount        4,533,530.46     2,082,743.64     6,616,274.10

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees       197,268.65        51,036.35       248,305.00
Sub servicer fees      162,625.27        63,312.18       225,937.45
Trustee fees             7,147.33         1,866.97         9,014.30


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud               24,000,000.00    24,000,000.00    48,000,000.00
Special Hazard      12,000,000.00             0.00    12,000,000.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.754110%           100.000000%          1,138,806,724.79
   -----------------------------------------------------------------------------
   Junior            5.245890%             0.000000%             63,047,976.09
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           13,663,506.03         13,663,506.03
Principal remittance amount            7,611,211.90          7,611,211.90
Interest remittance amount             6,052,294.13          6,052,294.13